SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                     IMATRON
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                                 IMATRON [LOGO]
                           389 Oyster Point Boulevard
                      South San Francisco, California 94080

                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 13, 1998

                               -----------------



     TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Imatron Inc., a New Jersey corporation (the "Company"), will be held on Monday, July 13, 1998, at 10:00 a.m., local time, at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California, for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To approve the Company's Amended and Restated Directors' Stock Option Plan, and to approve an increase in the number of shares authorized thereunder to 1,000,000 Common Shares.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on May 19, 1998 are entitled to notice of and vote at the meeting and at any continuation or adjournment thereof.





                                       By Order of the Board of Directors,

                                       /s/ Gary H. Brooks
                                       -----------------------------------
                                       Gary H. Brooks
                                       Secretary


South San Francisco, California
June 4, 1998


--------------------------------------------------------------------------------
         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN
         PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING,
           YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY
                 AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID
                       ENVELOPE ENCLOSED FOR THAT PURPOSE.
--------------------------------------------------------------------------------

                                 IMATRON [LOGO]
                           389 Oyster Point Boulevard
                      South San Francisco, California 94080



                               -----------------

                                PROXY STATEMENT

                               -----------------



GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Imatron Inc., a New Jersey corporation (the "Company"), for use at the annual meeting of shareholders to be held on July 13, 1998 at 10:00 a.m. local time, at which shareholders of record on May 19, 1998 will be entitled to vote. On May 19, 1998, the Company had issued and outstanding 79,159,235 shares of Common Stock. The annual meeting will be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California.


VOTING AND REVOCABILITY OF PROXIES

     All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

     Holders of Common Stock are entitled one vote for each share of Common Stock held. Under New Jersey law, approval of the Company's Director's Stock Option Plan requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting by the shareholders entitled to vote with abstentions not counted as votes for or against. With respect to the election of directors, shareholders are entitled to cast the number of votes held by the shareholder for as many persons as there are directors to be elected.


SOLICITATION

     The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company; no additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

     Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The Company intends to mail this proxy statement on or about June 8, 1998.


SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of shareholders that are intended to be presented at the Company's 1999 annual meeting of shareholders must be received by the Company no later than January 8, 1999 in order to be included in the proxy statement and proxy relating to that meeting.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until his death, resignation, or removal.

     There are seven nominees for the seven Board positions authorized by the Company's Bylaws. All nominees are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below. The seven candidates receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting will be elected directors of the Company.


                      MANAGEMENT RECOMMENDS A VOTE FOR EACH
                    OF THE NOMINEES FOR DIRECTOR NAMED BELOW


NOMINEES

     Seven directors will be elected at the annual meeting to serve for one year expiring on the date of the annual meeting in 1999. Set forth below is information regarding the nominees, including information furnished by them.

                                                       PERCENTAGE OF 1997
                                                       BOARD OR COMMITTEE
NAME                                        AGE       MEETINGS ATTENDED (A)            EXECUTIVE POSITION
------                                     -----      ----------------------        ----------------------
Douglas P. Boyd                             56                 100%               Chairman of the Board
John L. Couch                               57                 100%
S. Lewis Meyer                              53                 100%               President and Chief
                                                                                  Executive Officer
Jose Filipe Guedes                          51                  50%
William J. McDaniel, M. D.                  55                 100%
Terry Ross                                  50                87.5%
Aldo J. Test                                74                87.5%

--------------------------------------------------------------------------------

(a) The percentage of meetings attended is based on the total number of Board and Committee meetings which the particular director was eligible to attend.

     Dr. Boyd has held several positions with the Company since its inception in 1983 including Chief Executive Officer, President, Chief Technical Officer and Director. Dr. Boyd is currently Chairman of the Board and Chief Technology Officer. He is an Adjunct Professor of Radiology (Physics) at the University of California, San Francisco ("UCSF") and spends approximately 5% of his time on his duties at the University. He has held various academic positions with UCSF for more than the past five years. Dr. Boyd also serves as a director of InVision Technologies, Inc. and is a member of the Compensation Committee of its board, and serves as a director of Accuimage Diagnostics Corp.

     Dr. Couch has been a director of the Company since its inception in 1983. In May 1987 he became Vice President, Scientific Affairs. He served as Secretary from March 1990 to December 1993.

     Mr. Guedes was elected a director of the Company on October 11, 1996. From January 1991 to March 1995 he acted as the Chief Executive Officer of
Cerexport/Vista Alegre, a ceramic manufacturer. In 1996 Mr. Guedes became the President of Ceramic, S.A., a ceramic tile manufacturer.

     Admiral McDaniel, a retired United States Navy Rear Admiral, was elected a director on January 28, 1997. From 1992 to 1995 he was Chief Executive Officer of Naval Medical Center, Portsmouth, Virginia, a 346 bed tertiary training medical center for the Navy. From 1995 to 1997 Admiral McDaniel was the Surgeon General of the U.S. Pacific Command. In such position he was responsible for all U.S. military contingency plans for the Pacific theatre, including preparing for responses to wartime, natural disasters, and peacetime humanitarian relief efforts.

     Mr. Meyer was elected President and Chief Executive Officer of the Company on June 23, 1993. From April 1991 until joining the Company he was Vice President, Operations of Otsuka Electronics (U.S.A.), Inc., Fort Collins,
Colorado,   a   manufacturer   of  clinical  MR  systems  and   analytical   NMR
spectrometers. From August 1990 to April 1991 he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Prior thereto he was Founder, President and Chief
Executive Officer of American Health Services Corp., (now Insight Health Services) a developer and operator of diagnostic imaging and treatment centers. Mr. Meyer is a director of BSD Medical Corporation, a director of Finet Holdings Corporation and a member of its Compensation Committee, and a member of the Board of Directors of the American Electronics Association (AEA).

     Mr. Ross has been a director of the Company since January 1987 and served as its Vice President, Marketing and Sales from October 1985 to December 1987. Since January 1988 Mr. Ross has been President of CEMAX-ICON, Inc., a privately held company engaged in the manufacture and sale of medical imaging and networking software.

     Mr. Test has been a director of the Company since its inception in 1983. He is a senior partner of the San Francisco and Palo Alto law firm of Flehr, Hohbach, Test, Albritton & Herbert where he has practiced patent law for more than the past five years.


BOARD COMMITTEES AND MEETINGS

     During 1997 the Board of Directors held four meetings. The Board of Directors has a standing Audit Committee whose function is to recommend the engagement of the Company's independent accountants, approve services performed by such accountants, and review and evaluate the Company's accounting system and system of internal controls. The Audit Committee, which consisted of Messrs. Ross and Test, held one meeting during the fiscal year.

     The Board of Directors has a standing Compensation Committee which makes recommendations to the Board of Directors concerning salaries and incentive compensation paid to officers; administers the Company's 1993 Stock Option Plan, including the grant of options, the Company's 1987 Stock Bonus Incentive Plan, and the Company's 1994 Employee Stock Purchase Plan; and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which consisted of Messrs. Ross and Test, held three meetings during the year.


COMPENSATION OF DIRECTORS

     Aldo Test, a director of the Company, renders consulting services to the Company on a month-to-month basis for which he received compensation of $16,200 during 1997, and may be expected to do so in the future. The law firm of Flehr, Hohbach, Test, Albritton & Herbert, of which Mr. Test is a member, represents the Company with respect to intellectual property matters and may be ex-
pected to continue to do so in the future. Terry Ross, a director of the Company, renders consulting services to the Company pursuant to a month-to-month consulting agreement which commenced in November 1993. In 1997 Mr. Ross received $18,000 pursuant to such agreement. Admiral McDaniel, a director of the Company since January, 1997 renders consulting services to the Company on a month-to-month basis for which he received compensation of $50,700 during 1997, and may be expected to do so in the future.

     NON-EMPLOYEE DIRECTOR OPTIONS. In connection with their services to the Company, directors who are not employees of the Company have periodically received stock options under the 1991 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to purchase shares of Common Stock. The directors and shareholders approved the Directors' Plan in 1991 in order to attract and retain highly qualified non-employee directors by providing each non-employee director with an opportunity to purchase the Company's stock and to provide incentives for such persons to exert maximum efforts on behalf of the Company. Subject to provisions relating to adjustments upon changes in stock, the Directors' Plan currently covers an aggregate of 550,000 shares of the Company's Common Stock which number will increase to 1,000,000 shares of the Company's Common Stock if approved by the Shareholders. (SEE PROPOSAL TWO OF THIS STATEMENT).

     The exercise price of the options is 85% of the fair market value of the Common Stock on the date of grant as quoted on the NASDAQ National Market System. Typically, the options granted to directors vest 25% per year starting with the first anniversary of the date of grant, and have a term of five years. Each option terminates prior to the expiration date if the optionee's service as a non-employee director, or, subsequently as an employee, of the Company terminates.

     The Directors' Plan is administered by the Board of Directors. The Board may suspend or terminate the Directors' Plan at any time. If no such termination occurs, the Directors' Plan will terminate in the year 2001.

     Options may be granted only to directors of the Company who are not employees of the Company or any affiliate of the Company. The Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock of the Company to non-employee directors. Each person elected for the first time to be a Non-Employee Director automatically receives an option to purchase 25,000 shares of the Company's Common Stock. The Directors' Plan also provides that every non-employee director is to receive an option to purchase 25,000 shares on July 1st of each year if such director served continuously as such for the entire preceding twelve months. The directors have approved certain amendments to the Directors' Plan regarding, among other provisions, the timing of grants and number of shares available for grant. These amendments are contained in a new 1998 Amended and Restated Non-Employee Directors' Stock Option Plan, which Plan is being submitted currently to the shareholders for their approval. (SEE PROPOSAL TWO OF THIS STATEMENT.) If approved, the 1998 Plan provides that every non-employee director is to receive an option to purchase 25,000 shares on January 1st rather than July 1st of each year, beginning with January 1, 1998.

     The non-employee directors (Messrs. Guedes, McDaniel, Ross and Test) are entitled to receive options to purchase 25,000 shares each under the 1991 plan on July 1st of each year. Under that provision, Messrs. Ross and Test each received 25,000 shares in fiscal year 1997 at an option price of $2.18 per share. In October 1996, Mr. Guedes received 25,000 shares at an exercise price of $3.99 per share upon his election as a director of the Company. In January 1997, Admiral McDaniel received 25,000 shares at an option price of $2.24 per share upon his election as a director of the Company. In addition, directors who are not officers of the Company are eligible for reimbursement in accordance with Company policy for their expenses but not fees in connection with attending meetings of the Board of Directors and any committees thereof.

     EMPLOYEE DIRECTOR COMPENSATION. Employees who serve as directors of the Company (Drs. Boyd and Couch and Mr. Meyer ) receive no additional compensation for such service. Dr. Boyd and Mr. Meyer are also named executive officers of the Company and their compensation is reflected in the Summary Compensation Table contained elsewhere in this statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of the Company's voting securities as of April 30, 1998 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director; (iii) each named executive officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS (A)

                               NAME AND ADDRESS OF                   AMOUNT OF DIRECT
TITLE OF CLASS                   BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP          PERCENT OF CLASS
--------------                -----------------------             -----------------------      -----------------
Common                        Marukin Corporation (b)                    5,471,617                    7.0%

-------------------

(a)  Security  ownership   information  for  beneficial  owners  is  taken  from
     statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company.

(b)  Marukin Corporation, 6, Rokuban-Cho Chiyoda-Ku, Tokyo 10.


SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The table below presents the security ownership of the Company's Directors and Named Executive Officers.

                                                                   AMOUNT AND NATURE OF
TITLE OF CLASS                  NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (A)    PERCENT OF CLASS (B)
--------------               ----------------------------        -------------------------    -------------------
Common                        Douglas P. Boyd                         2,060,488(c)                    2.6%
Common                        Gary H. Brooks                            141,640(d)                       *
Common                        John L. Couch                              52,750(e)                       *
Common                        Jose Filipe Guedes                          6,250(e)                       *
Common                        William J. McDaniel, M.D.                  26,250(f)                       *
Common                        S. Lewis Meyer                            619,578(g)                       *
Common                        Terry Ross                                 25,000(e)                       *
Common                        Aldo Test                                  63,750(h)                       *
Common                        All Directors and                       2,970,956(i)                    3.8%
                              Executive Officers as a Group

-------------------

 *   Does not exceed 1% of the referenced class of securities.

(a)  Ownership is Direct unless indicated otherwise.

(b) Calculation based on 79,146,985 shares of Common Stock outstanding as of April 30, 1998.

(c) Includes 1,830,801 shares owned directly and 229,687 shares issuable upon the exercise of stock options that are exercisable as of April 30, 1998 or that will become exercisable within 60 days thereafter.

(d) Includes 16,015 shares owned directly and 125,625 shares issuable upon the exercise of stock options that are exercisable as of April 30, 1998 or that will become exercisable within 60 days thereafter.

(e) All shares are issuable upon the exercise of stock options that are exercisable as of April 30, 1998 or that will become exercisable within 60 days thereafter.

(f) Includes 20,000 shares owned directly and 6,250 shares issuable upon the exercise of stock options that are exercisable as of April 30, 1998 or that will become exercisable within 60 days thereafter.

(g) Includes 13,328 shares owned directly and 606,250 shares issuable upon the exercise of stock options exercisable as of April 30, 1998 or that will become exercisable within 60 days thereafter.

(h) Includes 20,000 shares owned directly and 43,750 shares issuable upon the exercise of stock options exercisable as of April 30, 1998 or that will become exercisable within 60 days thereafter.

(i) Includes 1,095,562 shares that directors and executive officers had the right to acquire pursuant to the exercise of options that were exercisable on April 30, 1998 or that will become exercisable within 60 days thereafter. The percentage of beneficial ownership assumes the exercise of the aforesaid options by officers and directors.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF NAMED EXECUTIVES

     The Summary Compensation Table shows certain compensation information for each person who served as Chief Executive Officer during the year and the other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for services rendered in all capacities during fiscal year 1997
(collectively referred to as the "Named Executive Officers". Compensation data is shown for the fiscal years ended December 31, 1997, 1996 and 1995. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.


                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                LONG TERM
                                                                              COMPENSATION
                                                  ANNUAL COMPENSATION            AWARDS
                                                                                OPTIONS/           ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR      SALARY($)(A)       BONUS             SARS          COMPENSATION(B)
------------------------------     -----     -------------     -------       ---------------  ------------------
Douglas P. Boyd
  Chairman of the Board            1997         174,300                                              4,750
                                   1996         166,000                                              4,700
                                   1995         158,000                                              4,620

S. Lewis Meyer                     1997         221,500                                              4,750
  President and Chief              1996         211,000                           75,000(c)          4,750
  Executive Officer                1995         201,000                                              4,620

Gary H. Brooks                     1997         137,500                                              4,020
  Vice President and               1996         131,000                           40,000(d)          3,880
  Chief Financial Officer          1995         125,000                           37,500(e)          3,627


---------------------------
(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.

(b) Represents the Company's matching contributions to its 401(k) plan.

(c) Represents HeartScan non-statutory stock options granted in February 1996 under the HeartScan 1995 Stock Option Plan.

(d) Represents options granted in March 1996 under the Company's 1993 Stock Option Plan.

(e) Represents HeartScan options granted in October 1995 under the HeartScan 1995 Stock Option Plan.


INCENTIVE AND REMUNERATION PLANS

     1987 STOCK BONUS INCENTIVE PLAN. In 1988 the shareholders of the Company approved the adoption of a Stock Bonus Incentive Plan ("Stock Bonus Plan"). The Stock Bonus Plan was adopted to reward participants for past services and to encourage them to remain in the Company's service. The Stock Bonus Plan is administered by the Compensation Committee of the Board of Directors which presently consists of Messrs. Test and Ross. The Committee has exclusive authority to act on the following matters: selection of the persons among the eligible participants (which consists of all employees, including officers and directors of the Company, and consultants to the Company) who are to participate in the Stock Bonus Plan; the determination of each participant's stock bonus opportunity and actual bonus; changes in the Plan, and all other actions the Committee deems necessary or advisable to administer the Plan.

     The total number of shares of Common Stock which may be issued under the Stock Bonus Plan is 1,200,000 shares with no more than 400,000 shares available for issuance in any single calendar year.

     In addition, the Compensation Committee has authorized additional bonus opportunities for participants based on the participant achieving specific corporate objectives. The bonus opportunity for each participant is expressed as a percentage of base salary, with a maximum bonus opportunity of 40% of base salary. After the end of each fiscal year, the Committee determines each participant's bonus award expressed in dollars. The number of shares of Common Stock to be issued is determined by dividing the bonus award by the closing stock price for the Common Stock on the grant date.

     No participant is eligible to receive a bonus award unless such participant is either employed by the Company or providing consulting services to the Company on the last day of the calendar year to which the bonus relates.

     During the 1997 fiscal year 110,930 shares were granted to all employees under the Stock Bonus Plan of which no shares were granted to any Named Executive Officer.


STOCK PARTICIPATION AND OPTION PLANS

     1994 EMPLOYEE STOCK PURCHASE PLAN. In 1993 the directors approved the adoption of the 1994 Employee Stock Purchase Plan (the "Plan"). The Plan was approved by the shareholders at the 1994 Annual Meeting and became effective January 1, 1994. All employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The plan replaced the Company's 1984 Employee Stock Participation Plan which expired January 17, 1994. The Plan is intended to qualify under
Section 423 of the Internal Revenue Code of 1986, but is not subject to the provisions of ERISA.

     The maximum aggregate number of shares to be offered under the Plan is 1,800,000 shares of the Company's Common Stock. The shareholders approved an increase in the number of shares issuable under the Plan from 1,000,000 to 1,800,000 shares at the 1996 Annual Meeting. As of April 13, 1998, 1,298,110 shares of the Company's Common Stock have been issued under the Plan.

     All employees who are regular employees of the Company, whose date of hire is at least six months prior to the beginning of the Offering Period or Interim Offering Period, and who are cus-tomarily employed for at least 20 hours per week and more than five months in any calendar year are eligible to participate in the Plan. The first Offering Period began January 1, 1994 and ran through March 31, 1996. The Second Offering Period began April 1, 1996 and will run through June 30, 1998. Each Interim Offering Period is a calendar quarter. As of April 1, 1998, a total of 194 employees met the eligibility requirements under the Plan.

     Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum established from time to time (currently established at $7,000) of the fair market value of the Stock, determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Plan at the beginning of the Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.

     Administration of the Plan is by the Company's Board, or Compensation Committee by delegation. The Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Committee has the powers of the Board pursuant to the Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Plan, all subject to the provisions of the Plan. Members of the Committee receive no compensation for their services in connection with the administration of the Plan.

     The price for the shares purchased pursuant to the Plan is equal to 85% of the fair market value of the shares on either the Offering Date (or date of entry for new or re-enrolling employees) or the last day of each Interim Offering Period, whichever is less. The funds contributed by the participant earn no interest while they are being held by the Company.

     To participate in the Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Plan Account by the purchase price of the stock as determined above. Participants receive certificates quarterly for all shares purchased during that quarter. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

     The Board reserves the right to amend or discontinue the Plan, provided that no participant's existing rights are adversely affected, and provided further that without Shareholder approval, no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Plan, or materially increasing the benefits accruing to participants under the Plan; (3) extending the term of the Plan; or (4) otherwise modifying the Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.

     1993 STOCK OPTION PLAN. The Company's 1993 Stock Option Plan, which was approved by the Shareholders at the 1993 Annual Meeting (the "Option Plan"), is intended to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company by enabling them to acquire proprietary interests in the Company. The Option Plan covers an aggregate of 5,500,000 shares of Common Stock. At the June 25, 1995 Annual Meeting, the shareholders approved an increase in the number of shares which may be issued under the Option Plan from 3,000,000 to 5,500,000.

     The  Option  Plan  provides  for the  granting  of two  types  of  options:
"incentive stock options" and "nonstatutory stock options." The incentive stock options (but not the nonstatutory stock options) are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. The Option Plan succeeded the 1983 Stock Option Plan which expired in 1993.

     Options may be granted under the Option Plan to all full-time regular employees including officers, directors (whether or not employees) and consultants of the Company; provided, however, that incentive stock options may not be granted to any non-employee director or consultant. As of April 1, 1998 approximately 217 employees and consultants were eligible to participate in the Option Plan.

     The Compensation Committee of the Board of Directors administers the Option Plan. The Committee has the power, subject to the provisions of the Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and the other terms of the options.

     The maximum term of each option is ten years. Incentive Stock Options (ISO) granted under the Plan generally vest quarterly over a four year period following the date of grant. Non-Statutory Options (NSO) granted under the Plan generally vest annually over a four-year period following the date of grant.

     The exercise price of all nonstatutory stock options granted under the Option Plan must be at least equal to 85% of the fair market value of the underlying stock on the date of grant. The exercise price of all incentive stock options granted under the Option Plan must be at least equal to the fair market value of the underlying stock on the date of grant.


Option Grants in Last Fiscal Year

     The following table sets forth the options granted during the last fiscal year to each of the named executive officers of the Company:

                      Option/SAR Grants In Last Fiscal Year

-----------------------------------------------------------------------------------------------------------------------------------

                                         INDIVIDUAL GRANTS              POTENTIAL REALIZABLE VALUE
                                                                        AT ASSUMED ANNUAL RATES
                                                                        OF STOCK PRICE APPRECIATION
                                                                        FOR OPTION TERM
-----------------------------------------------------------------------------------------------------------------------------------

                           NUMBER OF    % OF TOTAL
                           SECURITIES   OPTIONS
                           UNDER        GRANTED TO
                           OPTIONS      EMPLOYEES     EXERCISE OR
                           GRANTED      IN FISCAL     BASE PRICE    MARKET      EXPIRATION
NAME                       (#)          YEAR(A)       ($/SH)        PRICE       DATE         0%($)   5%($)(B)
------                     ----------   -----------   ------------  --------    -----------  ------  ---------

Douglas P. Boyd            -0-          -0-           -0-           -0-         -0-          -0-     -0-

Gary Brooks                -0-          -0-           -0-           -0-         -0-          -0-     -0-

S. Lewis Meyer             -0-          -0-           -0-           -0-         -0-          -0-     -0-


-------------------------
(a)  Based on 1,169,360 options granted to all employees.

     Based on 5-year option term and annual compounding; results in total appreciation of 27.6% (at 5% per year) and 61.1% (at 10% per year).

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth the options exercised during the last fiscal year by Named Executive Officers of the Company:

       Aggregated Options Exercised and Option Values in Fiscal Year 1996

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED        IN THE MONEY OPTIONS AT
                                                          OPTIONS AT YEAR-END (#)            YEAR-END ($)
                       SHARES ACQUIRED       VALUE
         NAME          ON EXERCISE (#)   REALIZED ($)    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
        ------        -----------------  ------------   ---------------------------   ---------------------------

Douglas P. Boyd             4,950             $10,067                225,000/0                      $404,250/0

S. Lewis Meyer                -0-                 -0-                600,000/0                    $1,050,000/0

Gary H. Brooks                -0-                 -0-           117,500/22,500                 $198,375/$5,625


COMPENSATION COMMITTEE REPORT

     This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of Imatron's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee are eligible to receive awards under the Company's incentive compensation programs.

     Imatron's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.


                      COMPENSATION PHILOSOPHY AND OBJECTIVE

     The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. The Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the named executive officers and the Chief Executive Officer, are based on the same criteria. These include quantitative factors that directly improve the Company's short-term financial performance, as well as qualitative factors that strengthen the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

     The Committee believes that compensation of Imatron's key executives should:

           o  Link rewards to business results and stockholder returns;
           o Encourage creation of stockholder value and achievement of strategic objectives; o Maintain an appropriate balance between base salary and short- and long-term incentive opportunity;
           o Attract and retain, on a long-term basis, highly qualified executive personnel; and
           o Provide total compensation opportunity that is competitive with that provided by competitors in the medical imaging industry, taking into account relative company size and performance as well as individual responsibilities and performance.

                     KEY ELEMENTS OF EXECUTIVE COMPENSATION

     Imatron's executive compensation program consists of three elements: Base Salary, Short-Term Incentives and Long-Term Incentives. Payout of short-term incentives depends on corporate performance measured against annual objectives and overall performance. Payout of the long-term incentives depends on performance of Imatron stock, both in absolute and relative terms.


BASE SALARY
     A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.


SHORT-TERM INCENTIVE
     Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills.

     STOCK BONUS INCENTIVE PLAN. In 1988 the shareholders approved the adoption of the 1987 Stock Bonus Incentive Plan. Under the terms of the Stock Bonus Plan the Committee may award shares of the Company's Common Stock to employees, including executive officers.


LONG-TERM INCENTIVE
     Long-term incentive awards provided by shareholder-approved compensation programs are designed to develop and maintain strong management through share ownership and incentive awards. No long term incentive awards were granted to executive officers in 1997.

     STOCK OPTION PLAN. In 1994, the shareholders approved the adoption of the 1993 Stock Option Plan (which replaced the 1983 Stock Option Plan). In 1995 the directors and shareholders approved an increase in the number of shares reserved under the Option Plan from 3,000,000 shares to 5,500,000 shares. At the sole discretion of the Committee, eligible officers and employees periodically receive options to purchase shares of the Company's Common Stock pursuant to the Option Plan. The value of the options depends entirely on appreciation of Imatron stock. Grant of options depends upon quarterly and annual Company performance, as determined by review of qualitative and quantitative factors.

     EMPLOYEE STOCK PURCHASE PLAN. In 1994 the directors and shareholders approved the adoption of the 1994 Employee Stock Purchase Plan. All employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The Plan became effective January 1, 1994.

     1997 COMPENSATION. Total revenue for the year ended December 31, 1997 increased 53% to $39,423,000; net product revenues increased 71% to $27,363,000 due to shipment of 18 scanners as opposed to 10 scanners in 1996; service revenues increased 30% to $4,513,000 due to an increase in scanners under service. On the other hand, HeartScan Imaging, Inc. sustained losses greater than anticipated due to start-up costs that were larger and of longer duration than anticipated. In addition to significantly increased scanner sales, the Company made substantial progress in product development, achieved ISO 9001 registration of its quality system, and achieved important im-provement in its manufacturing processes. Nevertheless, compensation levels during 1997 were principally driven by a highly competitive market in San Francisco - Silicon Valley, particularly for personnel with engineering and technical training. As a consequence, compensation for such personnel increased at rates higher than the increase in the cost-of-living and ranged from 3% to 5%. Based on the Company's performance, only modest cost-of-living and merit salary increases were implemented during the year for the Named Executive Officers. No bonuses of cash or stock were given nor were any stock options granted during the year to any Named Executive Officer. Stock Options were granted to other employees of the Company based on the employee's level of responsibility and other factors.

                    1997 CHIEF EXECUTIVE OFFICER COMPENSATION

     On March 1, 1996 Mr. Meyer's base salary was increased from $195,000 to $205,000, and effective January 1, 1997 was increased to $215,250, both actions reflecting modest cost of living increases. The Committee believes that the base salary and other terms and conditions of his employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

Members of the Compensation Committee

Terry Ross
Aldo Test

--------------------------------------------------------------------------------
SHARE INVESTMENT PERFORMANCE

     The following graph compares the total return performance of the Company for the periods indicated with the performance of the NASDAQ Index (presented on a dividends reinvested basis) and the performance of the Hambrecht & Quist Technology Index. The Company's shares are traded on the NASDAQ National Market System under the symbol "IMAT". The Hambrecht & Quist Technology Index is comprised of the publicly traded stocks of 200 technology companies and include companies in the electronics, medical and related technology industries. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

                                PERFORMANCE GRAPH

         (The following table represents a graph in the printed piece.)

Year    Imatron    NASDAQ    H&Q Technology Index
----    -------    ------    --------------------
1992    100        100       100
1993    45.71      114.8     117.41
1994    100        112.21    141.04
1995    182.86     158.7     210.89
1996    302.86     195.19    262.1
1997    211.43     239.53    307.29


Year                           1992          1993           1994           1995          1996           1997
---------------                -----         -----          -----          -----         -----          -----
Imatron Inc.                    100          45.71           100          182.86        302.86         211.43
Hambrecht & Quist
  Technology Index              100         117.41         141.04         210.89        262.10         307.29
NADSAQ Index                    100         114.80         112.21         158.70        195.19         239.53


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

     S. Lewis Meyer became President and Chief Executive Officer of the Company on June 14, 1993. In connection with such employment the Company entered into an Executive Employment Agreement with Mr. Meyer providing for an initial term ending December 31, 1994 and continuing for rolling six month periods thereafter. Pursuant to the agreement Mr. Meyer is entitled to a base salary of $185,000 per year subject to annual review, a one time hiring bonus of $75,000, a non-qualified stock option to purchase 600,000 shares of the Company's Common Stock at $0.58 per share (85% of the closing price of a share of the Company's Common Stock on the date of grant) (subsequently repriced to $0.56), to be vested over a four year period, a warrant to purchase 400,000 shares of the Company's Common Stock at an exercise price of $1.50 (subsequently repriced to $0.75 per share) exercisable for five years commencing June 14, 1994, but not later than 12 months following Mr. Meyer's termination of employment, and certain other benefits.


FILINGS BY DIRECTORS, EXECUTIVE OFFICERS AND TEN PERCENT HOLDERS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that one report was not timely filed. Douglas Boyd, a director of the Company, was one month late filing a Form 4 beneficial ownership report, reflecting two transactions not reported on a timely basis.


TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Dr. Douglas Boyd, currently Chairman of the Board and Chief Technology Officer for the Company, also serves as a director of Accuimage Diagnostics Corporation (see above). During the year ended December 31, 1997, the Company sold products to Accuimage Diagnostics Corporation in the amount of $16,000 and purchased goods and services from Accuimage Diagnostics Corporation in the amount of $100,000. All products sold and goods and services purchased were at competitive prices. Products sold to Accuimage and goods and services purchased from Accuimage during 1997 represented than one percent (1%) respectively of products sold by and goods and services purchased by the Company during 1997.


                                   PROPOSAL 2
           TO APPROVE THE COMPANY'S AMENDED AND RESTATED NON-EMPLOYEE
       DIRECTORS' STOCK OPTION PLAN, AND TO APPROVE THE NUMBER OF SHARES
                              AUTHORIZED THEREUNDER

     The Board of Directors is presenting, for approval by the shareholders, an amended and restated Stock Option Plan applicable to Directors who are not employees of the Company, and to increase the number of shares of Common Stock issuable under the Stock Option Plan from 550,000 to 1,000,000 shares, without par value.

     In May  1991  the  Board  of  Directors  adopted,  and  in  June  1991  the shareholders approved, the 1991 Non-Employee Directors' Stock Option Plan ("Directors' Plan") authorizing the issuance of 250,000 shares of the Company's Common Stock. The Directors' Plan provides for the automatic grant of nonqualified options to non-employee directors. In February 1993 the Board of Directors amended, and in June 1993 the shareholders approved, the Directors' Plan to increase the number of shares reserved for issuance thereunder to 550,000 shares.

     The Board of Directors continues to believe that the success of the Company is affected by the ability of the Company to attract and retain as members of its Board of Directors knowledgeable persons of broad business or professional experience who have no employment relationship with the Company. The Board has therefore adopted an amended and restated Non-Employee Directors' Plan ("1998 Directors' Plan) and proposes to increase the number of shares reserved for issuance thereun-der to 1,000,000 shares to enhance the ability of the Company to attract and retain qualified non-employee directors, by providing eligible directors with a proprietary interest in the Company through the grant of stock options.

     The following is a summary of the material features of the 1998 Directors' Plan. The full text of the 1998 Directors' Plan is attached as Exhibit A, and the following summary is qualified in its entirety by reference to it.


PROPOSAL

     In January 1998 the Board of Directors amended and restated the Directors' Plan in its entirety to, among other provisions, modify the vesting schedule contained in the prior plan and to increase the number of shares reserved for issuance thereunder to 1,000,000. At the annual meeting the shareholders are being requested to consider and approve the foregoing 1998 Amended and Restated Non-Employee Directors' Plan in its entirety. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.


                   MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2


     The essential features of the 1998 Directors' Plan are outlined below.


PURPOSE

     The purpose of the 1998 Directors' Plan, as with the 1991 Directors' Plan, is to provide a means by which each director of the company who is not an employee of the company or any affiliate of the company ("Non-Employee Directors") is given an opportunity to purchase stock of the Company. The Company, by means of the Directors' Plan, seeks to retain the services of persons now serving as Non-Employee directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentive for such persons to exert maximum efforts for the success of the Company.


ADMINISTRATION

     The Directors' Plan is administered by the Company's Board of Directors. The Board is authorized to delegate administration of the Directors' Plan to a committee composed of at least three members of the Board.


SHARES SUBJECT TO THE DIRECTORS' PLAN

     Subject to the provisions of the Directors' Plan relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Directors' Plan, as amended, cannot exceed an aggregate of 1,000,000 shares of the Company's Common Stock. If any option granted under the Directors' Plan expires for any reason or otherwise terminates without having been exercised in full, the stock not purchased under such option again becomes available for the Directors' Plan.


ELIGIBILITY

     Options under the Directors' Plan may be granted only to directors of the Company who are not employees of the Company or any affiliate of the Company (currently Messrs. Guedes, McDaniel,

Ross and Test). Douglas Boyd, John Couch and S. Lewis Meyer are not eligible to receive options under the Directors' Plan because they are employees of the Company.


AUTOMATIC GRANTS

     The Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock of the Company to Non-Employee Directors. The Directors' Plan provides that each person who is elected for the first time to be a Non-Employee Director after the date of approval of the Plan by the shareholders of the Company (and who has not previously been an employee of the Company) shall, upon the date of its initial election, automatically be granted an option to purchase 25,000 shares of the Company's Common Stock.

     The Directors' Plan also provides that every Non-Employee Director shall be granted an option to purchase 25,000 shares on January 1st of each year if such Non-Employee Director has served continuously as such for at least the immediately preceding thirty (30) days.


TERMS OF OPTIONS

     Term. Options under the Directors' Plan have a ten year term; however, each option will terminate on the last day of the three-month period commencing on the date the Eligible Director ceases to be a member of the Board for any reason other than death or total disability, in which case the option may be exercised within 18 months following termination of such directorship.

     EXERCISE PRICE; PAYMENT. The exercise price of each option under the Directors' Plan must be equal to 85% of the fair market value of the stock on the grant date. The optionee may elect to pay the option price in cash, certified check, bank draft or express money order.

     VESTING; OPTION EXERCISE. An option granted under the Directors' Plan vests pursuant to one of two schedules, determined by the Board at the time of grant:
(i) in full on the date of grant; or (ii) in four equal annual installments commencing on the date one year after the grant date. Options vesting in full on the grant date are subject to the Company's right to repurchase at the original per share purchase price, which repurchase right lapses at the rate of 25% per year starting with the first anniversary of the Grant. The Company also has a repurchase right with respect to options granted pursuant to either schedule if the service of a Non-Employee Director is terminated for any reason other than death or total disability, which repurchase right continues for 90 days after termination of service. If the Non-Employee Director exercises its option after termination of services for any reason other than death or total disability, the Company's repurchase right continues for 90 days after the exercise.


RESTRICTIONS ON TRANSFER

     An option under the Directors' Plan is not transferable except by will or by the laws of descent and distribution, and may be exercised during the grantee's lifetime only by the grantee or by its guardian or legal representative.


DURATION, AMENDMENT AND TERMINATION

     The Board may amend, modify, revise or terminate the Directors' Plan at any time. Unless sooner terminated, the Directors' Plan will terminate ten years from the date the plan is approved by the shareholders of the Company.

     Any amendment of the Directors' Plan must be approved by the vote of the shareholders of the Company within twelve months before or after the adoption of the amendment, where the amendment would modify the Directors' Plan in any way if such modification requires shareholder approval in order for the Directors' Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or to prevent disqualification of the Non-Employee Directors from being "disinterested persons" within the meaning of Rule 16b-3. Rights and obligations under any option granted before amendment of the Directors' Plan may not be altered or impaired by any amendment of the Directors' Plan, except with the consent of the person to whom the option was granted.


ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, or other changes in the Company's capital structure or its business) the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options. There is no provision for accelerated vesting in the event of a dissolution, liquidation, merger or other capital reorganization of the Company.


FEDERAL INCOME TAX INFORMATION

     Options granted under the Directors' Plan will be nonqualified stock options. There are normally no tax consequences to the optionee or the Company by reason of the grant of a nonqualified stock option. Upon exercise of such option, the optionee normally recognizes ordinary income in an amount by which the fair market value of the stock on the date of exercise exceeds the exercise price. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income on exercise of the option. There are no tax consequences to the Company by reason of the disposition of stock acquired upon exercise of a nonqualified option.


INDEMNIFICATION OF COMMITTEE

     Under the terms of the Directors' Plan, members of the Committee are entitled to be indemnified by the Company against costs and expenses reasonably incurred in connection with any action or proceeding brought by reason of their action or failure to act under or in connection with the Directors' Plan or any rights granted thereunder.


                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the annual meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


                                       By Order of the Board of Directors,


                                       /s/ Gary H. Brooks
                                       ------------------
                                       Gary H. Brooks
                                       Secretary


June 4, 1998

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                                    EXHIBIT A

                                  IMATRON INC.

                            1998 AMENDED AND RESTATED
                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     1. PURPOSE OF THE PLAN. This Imatron Inc. 1998 Amended and Restated Non-Employee Directors' Stock Option Plan (the "Plan") is adopted for the benefit of the directors of Imatron Inc., a New Jersey corporation (the "Company") who, at the time of their service, are not employees of the Company or any of its subsidiaries (the "Non-Employee Directors"). It amends, restates and, upon becoming fully effective, replaces in its entirety the Company's 1991 Non-Employee Directors' Stock Option Plan ("1991 Plan"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

     2. ADMINISTRATION OF THE PLAN. (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate administration of the Plan to a committee ("Committee") comprised of not less than three (3) members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, subject to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the committee at any time and revest in the Board the administration of the Plan. (b) The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the plan, and to exercise such powers and perform such acts as the Board deems necessary or expedient to promote the best interests of the Company. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. (c) All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Non-Employee Directors, the Company, and all other interested persons. (d) No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

     3. STOCK SUBJECT TO AND RESERVED FOR THE PLAN. (a) The total number of shares of the Company's Common Stock, no par value (the "Common Stock"), with respect to which Options may be granted under the Plan, shall not exceed the aggregate of 1,000,000 shares; provided, however, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 14 of this Plan. Such shares may be treasury shares, reacquired shares or authorized but unissued shares. (b) The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be subject to Options granted hereunder. If any Option expires or is canceled prior to its exercise in full, the shares theretofore subject to such Option may again be made subject to an Option under the Plan. (c) All Options granted under the Plan will constitute non-qualified options (the "Option").

     4. ELIGIBILITY. Options shall be granted only to Non-Employee Directors of the Company.

     5.  NON-DISCRETIONARY GRANT OF OPTIONS.

         (a)  NON-EMPLOYEE  DIRECTORS  ELECTED AFTER THE  EFFECTIVE  DATE OF THE
PLAN: INITIAL GRANT. For so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who is elected as a Non-Employee Director of the Company for the first time after the effective date of the Plan, and who is not and has not been an employee of the Company or any of the Company's subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended

(the "Code") (a "New Director") shall be granted a one-time Option ("Initial Option") to purchase 25,000 shares of Common Stock at a per share exercise price equal to 85% of the Fair Market Value (defined below) of a share of Common Stock on such date (subject to the adjustments provided in Section 14 hereof). This
Section 5(a) shall only apply to New Director the first time he or she is elected a director of the Company after the effective date of this Plan.

         (b) ANNUAL OPTION GRANT TO NON-EMPLOYEE DIRECTORS ("ANNUAL OPTION"). In addition, for so long as (i) this Plan is in effect, and (ii) there are shares available for the grant of Options hereunder, each person serving as an elected Non-Employee Director as of the effective date of this Plan and each New Director (together "Eligible Director") shall be granted automatically, on January 1st of each year (or the next day on which the Company's common stock is traded should the Company's common stock not trade on such date, commencing as of January 1, 1998 and subject to the adjustments provided in Section 14 hereof), an Option to purchase 25,000 shares of Common Stock at a per share exercise price equal to 85% of the Fair Market Value (defined below) of a share of Common Stock. The foregoing notwithstanding, such Eligible Director must have served as a Non-Employee Director continuously for at least thirty (30) days immediately preceding the first day of January of any given year, in order to be eligible for grant of an Annual Option as of January 1st of that year.

         (C) OPTION PRICE. For the purposes of this Section 5, the "Fair Market Value" as of any particular date shall mean (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Board in its absolute discretion.

     6. OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Board, which shall be subject to the terms and conditions of the Plan. Any agreement may contain such other terms, provisions and conditions as may be determined by the Board and that are not inconsistent with the Plan.

     7. VESTING AND TERM OF OPTIONS. (a) Each Option granted under this Plan shall be subject to vesting pursuant to one of two schedules: (i) vesting in full on the date of grant; or (ii) vesting in four (4) equal installments commencing on the first anniversary of the date of grant; provided, however, that each such Option, regardless of the manner of vesting, shall be subject to termination as provided in Section 9 hereof. The schedule of vesting, whether vesting in full or in installments, shall be determined by the Board as part of and at the time of the grant; provided however, that any Option granted under this Plan which vests in full on the date of grant as set forth in subsection
(i) above, shall be subject, as a condition of such Option grant, to the Company's right to repurchase as provided in Section 16 hereof. (b) Each Option agreement shall also provide that the Option shall expire ten years from the date of grant, unless sooner terminated pursuant to Section 9 hereof.

     8. EXERCISE OF OPTIONS. Options shall be exercisable at any time after their appropriate vesting date, subject to termination as provided in Section 9 hereof and to the Company's right to repurchase as provided in Section 16 hereof. Options shall be exercised by written notice to the Company setting forth the number of shares with respect to which the Option is being exercised and specifying the address to which the certificates representing such shares are to be mailed. Such notice shall be accompanied by cash or certified check, bank draft, or postal or express money order payable to the order of the Company, for an amount equal to the product obtained by multiplying the exercise price of the Option by the number of shares of Common Stock with respect to which the Option is then being exercised. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Eligible Director a certificate or certificates repre-senting the number of shares of Common Stock with respect to which such Option has been so exercised, issued in the Eligible Director's name, provided, however, that such delivery shall be deemed effected for all purposes when the Company's transfer agent shall have deposited such certificates in the United States mail, addressed to the Eligible Director, at the address specified pursuant to this Section 8.

     9. TERMINATION OF OPTIONS. Except as may be otherwise expressly provided in this Plan or otherwise determined by the Board, each Option, to the extent it shall not have been exercised previously, shall terminate on the earliest of the following: (i) on the last day of the three-month period commencing on the date on which the Eligible Director ceases to be a member of the Board for any reason other than the death or total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code) of the Eligible Director, in which case the option may be exercised at any time within eighteen (18) months following termination of such directorship or service, during which period the Eligible Director shall be entitled to exercise all Options held by the Eligible Director on the date on which the Eligible Director ceased to be a member of the Board that could have been exercised on such date; or (ii) ten years after the date of grant of such Option.

     10. TRANSFERABILITY OF OPTIONS. During the term of an Option, the Option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. Each Option shall be exercised during the Eligible Director's lifetime only by the Eligible Director.

     11. NO RIGHTS AS STOCKHOLDER. No Eligible Director shall have any rights as a stockholder with respect to shares covered by an Option until the date of issuance of a stock certificate or certificates representing such shares. Except as provided in Section 14 hereof, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of certificates representing shares of Common Stock purchased pursuant to exercise of this Option.

     12. INVESTMENT REPRESENTATIONS. Whether or not the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Eligible Director upon the exercise of any Option granted under the Plan.

     13. AMENDMENT OR TERMINATION. The Board may amend, modify, revise or terminate this Plan at any time and from time to time. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board, all outstanding Options may be terminated.

     14. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize the dissolution or liquidation of the Company, any sale or transfer of all or any part of the Company's assets or business, any reorganization or other corporate act or proceeding, whether of a similar character or otherwise, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the Common Stock or the rights thereof; provided, however, that if (i) the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or (ii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, then (a) the number of shares of Common Stock available for the grant of Options under the Plan shall be proportionally adjusted to equal the product obtained by multiplying such number of available shares remaining by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision, (b) the exercise price of any Option then outstanding under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such exercise price by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination or subdivision, and (c) the number of shares of Common Stock issuable on the exercise of any Option then outstanding under the Plan or thereafter granted under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision.

     15. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. (a) The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares acquirable on exercise of such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to sell or issue any shares on exercise of any Option if the issuance of such shares shall constitute a violation by the Non-Employee Director or the Company of any provisions of any law or regulation of any governmental authority. (b) Each Option granted under this Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the shares subject thereto on any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (ii) the consent or approval of any governmental regulatory body, or
(iii) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Board. (c) These provisions do not obligate the Company to register either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such Option, under any state or federal law of the United States or of any other country or governmental subdivision thereof. (d) Any determination by the Board in connection with any of the above determinations shall be final, binding and conclusive.

     16.  REPURCHASE RIGHT OF THE COMPANY.

         (a) GENERAL. Shares of stock issued or issuable upon exercise of an option grant with immediate vesting, as set forth in Section 7(a)(i), are subject to a right of repurchase by the Company. If the service of a Non-Employee Director to the Company or a subsidiary of the Company is terminated for any reason other than by death or total disability, except as otherwise described in Section 16(d), the Company (or any subsidiary designated by it) shall have the option for 90 days after the termination of service by the Non-Employee Director to repurchase all or any part of his stock issued or issuable upon exercise of the option, as provided in this Section 16.

         (b) NOTICE. Within 30 days of receiving notice from a Non-Employee Director or his representative of the termination of the director's service to the Company or a subsidiary of the Company, the Company must give notice to the director of the Company's decision whether or not to exercise its repurchase right.

         (c) REPURCHASE PRICE. The repurchase price per share repurchased in accordance with this Section 16 shall be the original per share purchase price set forth in the accompanying Notice of Stock Option Grant. The Company's repurchase right at this price lapses at the rate of 25% per year, starting with the first anniversary of the Option Grant, and continues over 4 years, without reference to the date the Option was exercised or became exercisable.

         (d) SHARES ACQUIRED THROUGH EXERCISE OF OPTION AFTER TERMINATION OF SERVICES. If the Non-Employee Director exercises in whole or in part his option after termination of his services to the Company for any reason other than death or total disability, the Company shall have, for 90 days after the exercise, the right to repurchase the shares so acquired upon written notice to the Non-Employee Director. The purchase price and terms of payment will be governed by Sections 16(c) and (e) of this Plan.

         (e) PAYMENT OF THE PURCHASE PRICE. The Company's right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of service by the Non-Employee Director (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of exercise).

         (f) DEATH OR TOTAL DISABILITY. There shall be no right of repurchase by the Company upon the Non-Employee's death or total disability. The foregoing notwithstanding, the provisions of this Section 16(g) do not extend or otherwise affect the termination of any Option which shall not have been exercised, as otherwise set forth in Section 9 herein.

         (g) REPURCHASE RIGHT AS TO OTHER SHARES. The repurchase right of the Company shall apply as well to all shares or other securities issued in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization ("Other Shares") but such right shall expire on the occurrence of any event or transaction upon which the Option terminates.

     17. INDEMNIFICATION OF BOARD OF DIRECTORS. The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

     18. ADDITIONAL PROVISIONS. (a) Nothing in the Plan, or in any instrument executed pursuant thereto, shall confer upon any Non-Employee Director either the right or the obligation to continue acting as a director of (or to employment by) the Company, nor shall any Plan provision or instrument executed pursuant thereto affect any right of the Company, its Board and/or its shareholders to terminate the directorship (or employment) of any Non-Employee Director with or without cause. (b) In connection with each option granted pursuant to the Plan, each Non-Employee Director shall make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer is made available to the Company for timely payment of such tax.

     19. EFFECTIVE DATE OF THE PLAN. This Plan shall become effective, subject to stockholder approval, on January 1, 1998. No Option shall be granted pursuant to this Plan on or after December 31, 2008.

     20. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

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                                  IMATRON INC.

                      PROXY SOLICITED BY BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF SHAREHOLDERS -- JULY 13, 1998

         Douglas P. Boyd and S. Lewis Meyer, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the annual meeting of shareholders of IMATRON INC. to be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California, at 10:00 a.m. local time on Monday, July 13, 1998, and at any postponements or adjournments of that meeting as set forth below, and in their discretion upon any other business that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW:

     1. To elect directors to hold office until the 1999 annual meeting of shareholders or until their successors are elected.

          / / FOR all nominees listed below      / / WITHHOLD AUTHORITY
                 (except as marked below)         to vote for all nominees
                                                  listed below

Douglas P. Boyd             John L. Couch        Jose Filipe Guedes
William J. McDaniel         S. Lewis Meyer       Terry Ross          Aldo Test


TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME BELOW:

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THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL TWO BELOW:

    2. To approve the Company's Amended and Restated Directors' Stock Option Plan, and to approve the number of shares authorized thereunder.

       / / FOR               / / AGAINST               / / ABSTAIN

                                                         (cont. on reverse side)

    The undersigned hereby acknowledges receipt of (a) Notice of Annual Meeting of Shareholders to be held July 13, 1998, (b) the accompanying Proxy Statement, and (c) the annual report of the Company for the year ended December 31, 1997.

    This proxy will be voted as indicated. If no indication is made, this proxy will be voted in favor of proposals 1 and 2.




                                Date:_____________________________________, 1998


                                ________________________________________________



                                Please sign exactly as signature appears at left. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.


Please vote, sign, date and return this proxy card promptly using the enclosed envelope.